UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2023

Andretti Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Zionsville Road Indianapolis, Indiana 46268
(Address of principal executive offices, including zip code)

(317) 872-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable public warrant	WNNR.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	WNNR	New York Stock Exchange
Public warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	WNNR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 21, 2023, Andretti Acquisition Corp. (the “Company”) issued three separate unsecured promissory notes (the “Notes”) to each of Michael M. Andretti, William J. Sandbrook and William M. Brown (collectively, the “Payees”), in total principal amounts of $500,000, $500,000 and $100,000, respectively. The proceeds of the Notes, which may be drawn from time to time prior to the Maturity Date (as defined below), will be used by the Company for general working capital purposes.

The Notes bear interest at a rate of 4.50% per annum and shall be due and payable on the earlier of (i) the date on which the Company consummates an initial business combination (a “Business Combination”) and (ii) the liquidation of the Company in accordance with its amended and restated memorandum (the “Maturity Date”). In the event that the Company does not consummate a Business Combination, the Notes will be repaid only from amounts remaining outside of the Company’s trust account established in connection with the Company’s initial public offering of its securities (the “IPO”), if any. Concurrently with the consummation of a Business Combination, the Payees will have the option, but not the obligation, to convert up to the total principal amounts of the Notes, in whole or in part, into additional warrants of the Company at a price of $1.00 per warrant, each warrant exercisable for one Class A ordinary share, $0.0001 par value per share, of the Company. The warrants will be identical to the private placement warrants issued by the Company to Andretti Sponsor LLC at the time of the Company’s IPO. A failure to pay the principal outstanding amount of the Notes within five business days of the Maturity Date shall be deemed an event of default, in which case the Payees may declare the Notes due and payable immediately. The issuance of the Notes was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A form of the Notes is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRETTI ACQUISITION CORP.

Date: March 27, 2023	By:	/s/ William M. Brown
		Name:	William M. Brown
		Title:	President and Chief Financial Officer